UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 2, 2003

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     The Registrant’s press release dated April 2, 2003 announcing key business drivers for the first three periods of 2003, which is attached to this report as Exhibit 99.1, is incorporated by reference into this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits.

99.1	Press Release dated April 2, 2003.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.

Date:	April 3, 2003	By:	/s/ Gerald J. Wilkins

Gerald J. Wilkins Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated April 2, 2003.